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                                                                  EXHIBIT 2(a)

                       CALBIOCHEM-NOVABIOCHEM CORPORATION

                   CALBIOCHEM-NOVABIOCHEM INTERNATIONAL, INC..

                                       AND

                             ONCOGENE SCIENCE, INC.

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                            ASSET PURCHASE AGREEMENT

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                            Dated as of June 26, 1995

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